UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                          March 31, 1998



                          CV REIT, INC.

      (Exact name of registrant as specified in its charter)


                             DELAWARE

          (State or other jurisdiction of incorporation)



      1-8073                                    59-0950354
(Commission  File No.)                       (I.R.S. Employer
                                            Identification No.)



                        100 Century Blvd.
                  West Palm Beach, Florida 33417
             (Address of principal executive offices)



                        (561) 640-3155
        Registrant's telephone number, including area code





                          Not Applicable
                 (Former name or former address,
                  if changed since last report)

ITEM 5.  OTHER EVENTS

CV Reit, Inc. (the "Company") previously reported its acquisition of the Newtown Village Shopping Center in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 1998. The Company is filing this Current Report on Form 8-K/A to include financial statements of Newtown Village Partnership and pro forma financial information of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS


The following financial statement and pro forma financial information are filed as part of this report:

(a) Financial statement of real estate operations acquired, prepared pursuant to Rule 3.14 of Regulation S-X:


    Newtown Village Partnership:                 Page No.

      Report of Independent Certified
      Public Accountant                             4

      Statement of Revenues and Certain
      Expenses                                      5

      Notes to Statement of Revenues and
      Certain Expenses                              6


(b) Pro Forma financial information required pursuant to Article
    11 of Regulation S-X:

      Unaudited Pro Forma Condensed Consolidated Balance Sheet -
      March 31, 1998*

      Unaudited Pro Forma Condensed Consolidated Statement of
      Income - Quarter ended March 31, 1998

      Unaudited Pro Forma Condensed Consolidated Statement of
      Income - Year ended December 31, 1997


      *  No Pro Forma Condensed Consolidated Balance Sheet as of
March 31, 1998 is filed since the acquisition of the Acquired
Property is reflected in the actual balance sheet of CV Reit, Inc. as of March 31, 1998.

(c) Exhibits:  None




                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CV REIT, INC.

                          /s/ ELAINE HAUFF
                    ___________________________
                    Elaine Hauff, Vice President


Date:  June 5, 1998

                FINANCIAL STATEMENTS AND REPORT OF
             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                   NEWTOWN VILLAGE PARTNERSHIP
                     (A Limited Partnership)

                        December 31, 1997

        Report of Independent Certified Public Accountants


Partners
Newtown Village Partnership


    We have audited the accompanying statement of revenues and certain expenses of Newtown Village Partnership (a limited partnership) for the year ended December 31, 1997. The financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of CV REIT, Inc. and excludes certain material amounts, as described in note B, that would not be comparable to those resulting from the proposed future operations of the property.

    In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Newtown Village Partnership for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
April 16, 1998

                   Newtown Village Partnership
                     (A Limited Partnership)

            STATEMENT OF REVENUES AND CERTAIN EXPENSES

                   Year ended December 31, 1997




REVENUES
    Base rents                                      $ 2,807,284
    Percentage rent                                      38,687
    Tenant reimbursements                               781,585
    Other                                                10,067
                                                    -----------
                                                      3,637,623
                                                    -----------

CERTAIN EXPENSES
    General operating                                   463,239
    Real estate taxes                                   334,516
    Repairs and maintenance                             106,890
    Utilities                                            39,141
                                                    -----------
                                                        943,786
                                                    -----------


REVENUES IN EXCESS OF CERTAIN EXPENSES               $ 2,693,837
                                                    ===========

















The accompanying notes are an integral part of this statement.

                   Newtown Village Partnership
                     (A Limited Partnership)

       NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

                        December 31, 1997




NOTE A - ORGANIZATION

    Newtown Village Partnership (the Partnership), a
Pennsylvania limited partnership, owns and operates a shopping center in Newtown, Pennsylvania. The shopping center consists of various retail shops with approximately 177,000 square feet of rentable space.

    The Partnership's activities consist of the operation of the shopping center and the leasing of retail stores to various tenants. Tenant reimbursements represent property operating expenses billed to tenants, including common area maintenance, real estate taxes and other recoverable costs. Tenant reimbursements are recognized in the period the expenses are incurred. All leases are classified as operating leases and expire at various times through 2008.


NOTE B - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES


    1.  Basis of Presentation

    Newtown Village Plaza Associates, L.P., a Pennsylvania limited partnership, purchased the shopping center on March 31, 1998. CV REIT, Inc. (the Registrant) has an indirect ownership interest in the shopping center through Montgomery CV Realty Trust (the Trust), a Delaware business trust of which the Registrant is the 100% beneficial owner. The Trust holds the general partner interest in, and approximately 82% of the limited partner interest in, Montgomery CV Realty, L.P. (the Operating Partnership). The Operating Partnership is the sole member of Newtown Village LLC, a Delaware limited liability company which is the sole general partner of Newtown Village Plaza Associates, L.P. The statement of revenues and certain expenses has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and expenses of the shopping center, exclusive of certain items of expenses which are not comparable to the proposed future operations of the shopping center, such as interest, depreciation, amortization, and certain legal and accounting expenses. Upon the purchase of the shopping center, Newtown Village Plaza Associates, L.P. began operating the shopping center under its policies and procedures.

    2.  Revenue Recognition

    Lease revenue is recognized over the lease term on a straight-line basis as it is earned. Revenue from reimbursements by tenants of costs incurred on their behalf is recognized when the expenses are incurred. These expenses include property taxes and common area maintenance costs.


    3.  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                   Newtown Village Partnership
                     (A Limited Partnership)

       NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

                        December 31, 1997




NOTE C - LEASING ACTIVITIES

    The Partnership leases space to tenants under operating leases. Leases generally provide for minimum rents, as well as reimbursement of the lessor for certain operating expenses and real estate taxes. The minimum future rentals on the existing long-term noncancellable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1997 are as follows:

    1998                            $  2,911,209
    1999                               2,607,632
    2000                               2,110,427
    2001                               1,949,102
    2002                               1,645,257
    Thereafter                         6,434,618
                                    ------------
                                    $ 17,658,245
                                    ============


    During 1997, one tenant accounted for approximately 19% of total base rental revenue.



NOTE D - RELATED PARTY TRANSACTIONS

    The Partnership paid management fees of approximately
$87,000 to REM Management Company, a related party, based on 3% of cash receipts as defined in the management agreement. These management fees are included within general operating expenses in the statement of revenues and certain expenses.

                  CV REIT, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENTS OF INCOME




On March 31, 1998, Newtown Village Plaza Associates, L.P. (indirectly 81.7% owned by CV Reit, Inc.) consummated the acquisition of the Newtown Village Shopping Center (the "Acquired Property"), an approximately 177,000 square foot retail shopping center, from Newtown Village Partnership (the "Seller"). The purchase price amounted to $27,739,000, consisting of $7,500,000 paid in cash and $20,239,000 of liabilities assumed, principally existing mortgage indebtedness.

The acquisition was accounted for as a purchase, with assets acquired and liabilities assumed recorded at fair value, effective March 31, 1998. Operating results of the Acquired
Property will be included in the Company's consolidated financial statements, effective April 1, 1998.

The following Unaudited Pro Forma Condensed Consolidated Statements of Income for the quarter ended March 31, 1998, and the year ended December 31, 1997 (the "Pro Forma Financial Information") are derived from, and should be read in conjunction with, the Company's historical Statements of Income for the three months ended March 31, 1998 and the year ended December 31, 1997, as presented in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and Annual Report on Form 10-K for the year ended December 31, 1997. It should also be read in conjunction with the Seller's historical Statement of Revenues and Certain Expenses for the year ended December 31, 1997, included elsewhere herein.

The Pro Forma Financial Information for the three months ended March 31, 1998 and year ended December 31, 1997 gives effect to the acquisition as if it had occurred as of January 1, 1998 and January 1, 1997, respectively. The pro forma adjustments are based on certain estimates and currently available information. Such adjustments could change as additional information becomes available, as estimates are refined or as additional events occur.

The Pro Forma Financial Information does not purport to be indicative of the results of operations which would have actually been reported had the acquisition been consummated on the dates indicated, or which may be reported in the future.

                  CV REIT, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF INCOME
          (dollars in thousands, except per share data)

                THREE MONTHS ENDED MARCH 31, 1998



                                 Historical
                             -------------------
                              CV Reit,  Acquired   Pro-Forma      Pro-Forma
                               Inc.     Property  Adjustments    Consolidated
                             ---------  --------  -----------    ------------

REVENUES:
  Interest, substantially
    from mortgage notes       $ 2,454    $   -      ($   95)(1)     $ 2,359
  Rent                          2,794       909          -            3,703
                              -------    ------      ------         -------
                                5,248       909        ( 95)          6,062
                              -------    ------      ------         -------
EXPENSES:
  Interest                      1,435        -          373 (2)       1,808
  Operating                       854       236          -            1,090
  General and administrative      349        -           -              349
  Depreciation and
    amortization                  444        -          177 (3)         621
                              -------    ------      ------         -------
                                3,082       236         550           3,868
                              -------    ------      ------         -------

                                2,166       673      (  645)          2,194

Equity in income of uncon-
  solidated affiliates            131        -           -              131
Minority interests in income
  of Operating Partnership       (420)       -          (23)(4)        (443)
                              -------    ------      ------         -------

Net income                    $ 1,877    $  673     ($  668)        $ 1,882
                              =======    ======      ======         =======

Net income per common
  share, basic and
  diluted                     $   .24                               $   .24
                              =======                               =======

Average common shares
  outstanding:

    Basic                    7,966,621                             7,966,621
                             =========                             =========

    Diluted                  7,973,533                             7,973,533
                             =========                             =========

                  CV REIT, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF INCOME
          (dollars in thousands, except per share data)

                   YEAR ENDED DECEMBER 31, 1997



                                 Historical
                             -------------------
                              CV Reit,  Acquired   Pro-Forma      Pro-Forma
                               Inc.     Property  Adjustments    Consolidated
                             ---------  --------  -----------    ------------

REVENUES:
  Interest, substantially
    from mortgage notes       $10,612    $    3     ($  380)(1)     $10,235
  Rent                          2,703     3,635          -            6,338
                              -------    ------      ------         -------
                               13,315     3,638        (380)         16,573
                              -------    ------      ------         -------
EXPENSES:
  Interest                      3,306        -        1,492 (2)       4,798
  Operating                       870       944          -            1,814
  General and administrative      654        -           -              654
  Depreciation and
    amortization                  409        -          708 (3)       1,117
                              -------    ------      ------         -------
                                5,239       944       2,200           8,383
                              -------    ------      ------         -------

                                8,076     2,694      (2,580)          8,190

Equity in income of uncon-
  solidated affiliates            439        -           -              439
Minority interests in income
  of Operating Partnership         -         -          (90)(4)         (90)
                              -------    ------      ------         -------

Net income                    $ 8,515    $2,694     ($2,670)        $ 8,539
                              =======    ======      ======         =======

Net income per common
  share, basic and
  diluted                     $  1.07                               $  1.07
                              =======                               =======


Average common shares
  outstanding, basic
  and diluted                7,966,621                             7,966,621
                             =========                             =========

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENTS OF INCOME

                      PRO FORMA ADJUSTMENTS




The following pro forma adjustments for the quarter ended March
31, 1998 and the year ended December 31, 1997 assume that the Acquired Property was purchased on January 1, 1997:



(1) Reflects reduced interest income on cash paid for Acquired
    Property.


(2) Represents additional interest expense, at 7.35% per annum, on mortgage indebtedness assumed.


(3) Represents additional depreciation expense resulting from allocating 10% of the fair value of the Acquired Property to land and depreciating the balance (90%) on a straight-line basis over 35 years.


(4) Reflects earnings attributable to minority interests.